SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jun-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jun-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    274,205,605     693,179     1.68000%       371,092
 A-2  160,500,000    160,055,618     393,138     1.68000%       216,609
 A-3  48,000,000     47,797,882      178,810     1.49000%       57,371
 A-4  25,000,000     25,000,000         0        1.80000%       36,250
A-IO  236,452,500    235,782,484        0        6.68000%      1,337,341
 M-1  34,500,000     34,500,000         0        2.18000%       60,586
 M-2  27,000,000     27,000,000         0        3.19000%       69,383
 M-3   6,000,000      6,000,000         0        4.17000%       20,155
 B-1  10,500,000     10,500,000         0        4.82000%       40,769
 B-2   7,500,000      7,500,000         0        5.32000%       32,142
 B-3   6,000,000      6,000,000         0        5.82000%       28,130
  X   600,000,050    598,559,105        0                      1,019,701
  R       50              0             0        1.68000%          0
Total 600,000,050    598,559,105    1,265,127                  3,289,527

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         1,064,270         0      273,512,426
 A-2      N/A          609,747          0      159,662,480
 A-3      N/A          236,181          0       47,619,072
 A-4      N/A          36,250           0       25,000,000
A-IO      N/A         1,337,341         0      235,194,199
 M-1      0.00         60,586           0       34,500,000
 M-2      0.00         69,383           0       27,000,000
 M-3      0.00         20,155           0       6,000,000
 B-1      0.00         40,769           0       10,500,000
 B-2      0.00         32,142           0       7,500,000
 B-3      0.00         28,130           0       6,000,000
  X       N/A         1,019,701         0      597,293,978
  R       N/A             0             0           0
Total     0.00        4,554,654         0      597,293,977

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     2.52065051    1.34942396   3.87007447
 A-2   22541N3M9     2.44945776    1.34958629   3.79904405
 A-3   22541N3N7     3.72521688    1.19522375   4.92044063
 A-4   22541N3P2     0.00000000    1.45000000   1.45000000
A-IO   22541N3Q0     0.00000000    5.65585587   5.65585587
 M-1   22541N3S6     0.00000000    1.75611101   1.75611101
 M-2   22541N3T4     0.00000000    2.56972222   2.56972222
 M-3   22541N5J4     0.00000000    3.35916667   3.35916667
 B-1   22541N3U1     0.00000000    3.88277810   3.88277810
 B-2   22541N3V9     0.00000000    4.28555600   4.28555600
 B-3   22541N3W7     0.00000000    4.68833333   4.68833333
  X    22541N3X5     0.00000000    1.69950109   1.69950109
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    994.59064044
 A-2  0.00000000    994.78180405
 A-3  0.00000000    992.06399375
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    994.67842157
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    995.48987974
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  244,446,348  207,806,129     452,252,477
     Scheduled Principal               188,010      163,448         351,458
     Prepayments (Incls Curtail)       505,169      408,500         913,670
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance        693,179      571,948       1,265,127
     Net Realized Losses                     0            0               0
Ending Balance                     243,753,169  207,234,181     450,987,350
Ending Count                             1,842        1,359           3,201

Aggregate End Coll Bal             322,996,203  274,297,775     597,293,978

Ending Overcollateralization Amount                                       0

Prefunding Account:
Beginning Balance                   80,971,293   68,742,253     149,713,546
Subsequent Transfer                  1,728,260    1,678,659       3,406,918
Added to available cert prin                 0            0               0
Amount in Prefund Acct              79,243,033   67,063,594     146,306,628

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,481,970    1,264,920       2,746,890
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,481,970    1,264,920       2,746,890
Capitalized Interest Account:
Beginning Balance                                                 1,218,893
less: Cap Int Require                  284,953      241,157         526,110
less: W/draw Overfund Int Amt to Depositor                          159,505
Ending Balance                                                      533,278

Servicing Fee                          101,853       86,586         188,439
Trustee Fee                                917          779           1,696
Credit Risk Manager Fee                  3,565        3,031           6,595
LPMI                                         0            0               0
Dividend Rewards                             0            0               0

Current Advances as of determination date                           759,874
Outstanding Advances  (end of prior calendar month)                 240,676

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     28             3,618,851      6           650,409
Grp 2      9             1,302,109      1            58,927
Total     37             4,920,959      7           709,336
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      1               135,207
Grp 2      0                     0
Total      1               135,207
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,842         243,753,169
Grp 2    1,359         207,234,181
Total    3,201         450,987,350

     Foreclosure
Grp 1    Count              Balance
Grp 2      0                     0
Total      1                36,185
           1                36,185
     Bankruptcy
         Count              Balance
Grp 1      2               317,614
Grp 2      4               674,611
Total      6               992,225

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                          6
Prin Bal of Loans for which Prepay Prems were collected             709,298
Current amount of Prepayment Premiums                                24,819

Current Delinquency Rate (60+days)                                  0.31357%
Rolling Three Month Delinquency Rate (60+days)                      0.17868%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     347
Weighted Average Gross Coupon of Mortgage Loans                     7.79267%
Weighted Average Net Coupon of Mortgage Loans                       7.27067%

Aggregate number of Mortgage Loans in the pool                        3,201

Senior Enhancement Percentage                                      15.28671%

Net Excess Spread                                                   0.83746%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                         4,753
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            6,600,000


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee